UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09583

                         UBS Eucalyptus Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

                                     New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

                                    Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5243

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

(Unaudited)

Semi-Annual Report

Period from January 1, 2012 to June 30, 2012

UBS EUCALYPTUS FUND, L.L.C.

Financial Statements

(Unaudited)

Semi-Annual Report

Period from January 1, 2012 to June 30, 2012

UBS Eucalyptus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

(Unaudited)

June 30, 2012

ASSETS

Investments in securities, at fair value (cost $182,138,790)	$198,313,211
Cash	3,841,927
Due from broker	72,804,198
Collateral deposited with broker on swaps	8,487,199
Investments sold, not settled	4,871,350
Unrealized appreciation on swaps	179,341
Interest receivable	88,362
Dividends receivable	51,503
Other assets	30,673

Total Assets	288,667,764

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $68,330,287)	74,801,145
Unrealized depreciation on swaps	90,692
Options written, at fair value (premiums $745,988)	572,735
Foreign cash due to custodian (cost $16,596)	19,579
Due to broker	54,359,108
Investments purchased, not settled	6,238,017
Professional fees payable	154,491
Withdrawals payable	92,983
Withdrawals payable due to Adviser	89,343
Interest payable	75,443
Dividends payable	62,310
Administration fee payable	26,098
Custody fee payable	2,144
Other liabilities	72,831

Total Liabilities	136,656,919

Members’ Capital	$152,010,845

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$142,041,034
Accumulated net unrealized appreciation/(depreciation) on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	9,969,811

Members’ Capital	$152,010,845

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Operations

(Unaudited)

Period from January 1, 2012 to June 30, 2012

INVESTMENT INCOME

Dividends (less foreign withholding taxes of $153,336)	$847,278
Interest	201,053
Other income	979

Total Investment Income	1,049,310

EXPENSES

Management Fee	879,097
Dividends on securities sold, not yet purchased	687,133
Margin interest	283,407
Stock loan fee expense	202,918
Professional fees	138,924
Administration fee	82,097
Custody fee	45,200
Directors’ fees	24,293
Printing, insurance and other expenses	53,518

Total Expenses	2,396,587

Net Investment Loss	(1,347,277)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities	17,661,352
Securities sold, not yet purchased	(647,332)
Swaps	(2,385,276)
Written options	46,602
Foreign currency transactions	(156,997)
Net change in unrealized appreciation/depreciation on:
Investments in securities	18,479,074
Securities sold, not yet purchased	(5,628,017)
Swaps	1,846,463
Written options	22,170
Foreign currency translations	220

Net Realized and Unrealized Gain/Loss from Investments	29,238,259

Net Increase in Members’ Capital Derived from Operations	$27,890,982

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statements of Changes in Members’ Capital

Year Ended December 31, 2011 and Period from January 1, 2012 to June 30, 2012 (Unaudited)

	Adviser	Members	Total

Members’ Capital at January 1, 2011	$270,450	$137,457,237	$137,727,687

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(2,042)	(2,427,940)	(2,429,982)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	51,749	23,771,811	23,823,560
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	(25,539)	(11,774,095)	(11,799,634)
Incentive Allocation	1,913,956	(1,913,956)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	1,938,124	7,655,820	9,593,944

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(1,913,956)	(18,218,814)	(20,132,770)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(1,913,956)	(18,218,814)	(20,132,770)

Members’ Capital at December 31, 2011	$294,618	$126,894,243	$127,188,861

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	535	(1,347,812)	(1,347,277)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions	28,812	14,489,537	14,518,349
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency translations	37,726	14,682,184	14,719,910
Incentive Allocation	5,564,783	(5,564,783)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	5,631,856	22,259,126	27,890,982

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(89,343)	(2,979,655)	(3,068,998)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(89,343)	(2,979,655)	(3,068,998)

Members’ Capital at June 30, 2012	$5,837,131	$146,173,714	$152,010,845

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Cash Flows

(Unaudited)

Period from January 1, 2012 to June 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$27,890,982
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments	(120,059,530)
Proceeds from disposition of investments	130,914,159
Proceeds received from securities sold, not yet purchased and written options	58,158,976
Cost to cover securities sold, not yet purchased and written options	(44,135,965)
Net realized (gain)/loss from investments in securities, securities sold, not yet purchased, and written options	(17,060,622)
Net accretion of bond discount and amortization of bond premium	13,950
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased, swaps and written options	(14,719,690)
Changes in assets and liabilities:
(Increase) decrease in assets:
Collateral deposited with broker on swaps	(1,900,000)
Dividends receivable	31,865
Due from broker	(22,519,636)
Interest receivable	13,608
Investments sold, not settled	11,120,103
Other assets	(19,185)
Increase (decrease) in liabilities:
Administration fee payable	(8,151)
Custody fee payable	(51,436)
Dividends payable	(18,563)
Due to broker	(486,658)
Due to custodian	(429,190)
Foreign cash due to custodian	19,579
Interest payable	18,965
Investments purchased, not settled	1,956,305
Management Fee payable	(138,987)
Professional fees payable	(35,712)
Other liabilities	(16,542)
Net cash provided by operating activities	8,538,625

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser withdrawals, including change in withdrawals payable due to Adviser	(1,826,595)
Payments on Members’ withdrawals, including change in withdrawals payable	(3,588,713)
Net cash used in financing activities	(5,415,308)

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Statement of Cash Flows

(Unaudited)

Period from January 1, 2012 to June 30, 2012

Net increase in cash and foreign cash	$3,123,317
Cash and foreign cash—beginning of period	718,610
Cash-end of period	$3,841,927

Supplemental cash flows disclosure:
Interest paid	$264,442

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Financial Highlights

June 30, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated.

An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Period from January 1, 2012 to June 30, 2012	Years Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
Ratio of net investment loss to average members’ capital [a]	(1.89%) b	(1.79%)	(1.67%)	(1.44%)	(0.23%)	(1.67%)

Ratio of total expenses to average members’ capital before Incentive Allocation [a]	3.35% b	3.55%	3.20%	2.80%	2.98%	3.44%

Ratio of total expenses to average members’ capital after Incentive Allocation [a]	11.14% b	4.96%	5.38%	3.59%	2.98%	5.11%

Portfolio turnover rate	66.13%	126.05%	88.25%	111.39%	116.78%	179.85%

Total return before Incentive Allocation [c]	22.03%	7.59%	10.44%	28.37%	(19.04%)	8.85%

Total return after Incentive Allocation [d]	17.62%	5.96%	8.47%	27.40%	(19.04%)	7.08%

Average debt ratio [a]	32.32%	34.24%	31.06%	32.58%	28.51%	25.11%

Members’ capital at end of period (including the Adviser)	$152,010,845	$127,188,861	$137,727,687	$144,365,710	$146,518,047	$236,425,074

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b	Annualized.

c

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total return for periods less than a full year are not annualized.

d

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements

(Unaudited)

June 30, 2012

1.	Organization

UBS Eucalyptus Fund, L.L.C. (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities (“PIPEs”). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

The Fund’s Board of Directors (the “Directors”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the “Adviser”), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and OrbiMed Advisors, L.L.C. (“OrbiMed”). UBS A&Q is the managing member of the Adviser, is a wholly owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment professionals employed by OrbiMed manage the Fund’s investment portfolio on behalf of the Adviser under the oversight of UBS A&Q’s personnel. OrbiMed is also registered as an investment adviser under the Advisers Act.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests.

The Fund, from time to time, may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their sole and absolute discretion. The Adviser expects that, generally, it will recommend to the Directors that the Fund offers to repurchase interests from Members twice each year in March and September. A Member’s interest, or portion thereof, in the

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

1.	Organization (continued)

Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 amends ASC Topic 210, Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and for interim periods within those fiscal years. The adoption of ASU 2011-11 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit spread, etc.)
Level 3 — significant unobservable inputs (including the Fund’s own assumptions and indicative non-binding broker quotes.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The valuation process is governed by a Valuation Policy and Procedures document (the “Valuation Policy”) which has been approved by the Directors of the Fund. The Valuation Policy governs the valuation of all securities comprising the net asset value of the Fund and defines the valuation principles and pricing conventions for each security type as described below. If there is a difference between the Valuation Policy and the Fund’s offering documents, the Fund’s offering documents will be used as the basis of the valuation process. In addition, the Valuation Policy establishes a valuation committee (the “Valuation Committee”). The Valuation Committee is specifically responsible for the implementation of the Valuation Policy. The Valuation Committee reviews policy exceptions and the implementation of the Valuation Policy. The Valuation Committee will escalate issues to the Directors as required. The Valuation Committee also reviews and approves the specific valuation methodology implemented for new and existing investments in securities of private companies that are held in the Fund. The voting members of the Valuation Committee are non-investment team personnel.

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, using the average of the final bid and ask prices as of the measurement date, as reported by such exchange.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at the average of the final bid and ask prices as of the measurement date. Other marketable securities for which market quotations are readily available are valued at the average of the final bid and ask prices as of the measurement date, as obtained from one or more dealers making markets for such securities.

Options and warrants that are not listed or admitted to trading on an exchange or that are listed on an exchange which does not accurately represent such securities’ true value will be valued at the average of the final bid and ask prices provided by a reputable dealer. Options and warrants may also be valued according to a valuation model or volatility formula pursuant to the Fund’s valuation policy and procedures using inputs such as the price of underlying or reference assets, the terms of the option or warrant position, the amount of time until exercise and volatility levels which may be adjusted to more accurately reflect fair value. Due to these factors, the Fund classifies these securities as Level 3 positions. The Fund held $981,983 in warrants at June 30, 2012.

Open total return swap agreements are valued using contractual terms, quoted inputs and may be valued by independent valuation models and related unrealized gains and losses on the swap agreements are recorded in the Statement of Assets, Liabilities and Members’ Capital.

When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction. PIPEs in the amount of $841,180 (0.55% of members’ capital), which is included in investments in securities, at fair value on the Statement of Assets, Liabilities and Members’ Capital, were fair valued by the Adviser at June 30, 2012.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Consistent with its strategy, a portion of the Fund’s long portfolio ($3,128,426 at June 30, 2012) is comprised of relatively illiquid or thinly traded investments that are not actively traded on a recognized security exchange. All such securities held by the Fund at June 30, 2012 were valued on the basis of indicative prices provided by external pricing sources including dealers active in the relevant markets. Due to the nature of the Fund’s strategy, multiple pricing sources on individual securities may not be available. Values assigned at June 30, 2012 may differ significantly from values that would have been used had a broader market for the investments existed. In the case where multiple pricing sources are not available, the Fund classifies these securities as Level 3 positions.

For non exchange traded securities, the valuation process described above represents a good faith approximation of the fair value of an asset and is used where there is no public market or possibly no market at all for a company’s securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As a result, the Fund’s issuance or repurchase of its interests at a time when it owns securities which utilize valuation techniques that are not readily observable and significant to the fair value measurement may have the effect of diluting or increasing the economic interest of existing investors.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the fair value of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its other assets and liabilities, such securities and other assets and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund had no such foreign securities valued by the Directors at June 30, 2012.

The Fund holds purchased and written call and put options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets, Liabilities and Members’ Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current fair value.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on the trade-date basis and dividends are recorded on the ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased. Net realized gain or loss from foreign currency transactions represents net foreign exchange gain or loss from disposition of foreign currencies and the difference between the

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

b.	Securities Transactions and Income Recognition (continued)

amount of net investment income recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gain or loss from foreign currency translations arise from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $1,347,277 and $14,518,349 from accumulated net investment loss and accumulated net realized gain from investments in securities, securities sold, not yet purchased, swaps, written options and foreign currency transactions, respectively, to net capital contributions during the six month period ended June 30, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of June 30, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six month period ended June 30, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser. The Management Fee is debited against the Members’ capital accounts, excluding the Adviser’s or Special Advisory Account and paid to UBS A&Q and OrbiMed, respectively.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the six month period ended June 30, 2012, UBS FSI and its affiliates earned brokerage commissions of $24,017 from portfolio transactions executed on behalf of the Fund.

The net increase (or decrease) in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee, which is similarly allocated to all Members other than the Adviser as described above. At the end of the twelve month period following the admission of a Member to the Fund and

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

4.	Related Party Transactions (continued)

generally at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the “Incentive Allocation”) of 20% of the net profits, (defined as net increase in members’ capital derived from operations on the Statement of Operations) if any, that would have been credited to the Member’s capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

The Incentive Allocation for the six month period ended June 30, 2012 and the year ended December 31, 2011 was $5,564,783 and $1,913,956, respectively, and was recorded as an increase to the Adviser’s capital account. Such amounts are not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides securities servicing and settlement services for the Fund.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

6.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the six month period ended June 30, 2012 amounted to $164,195,495 and $189,073,135, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased and written options amounting to $44,135,965 and $58,158,976, respectively, and purchases and sales of purchased options and warrants amounting to $2,930,840 and $2,422,666, respectively.

At December 31, 2011, the net tax basis of investments was $122,570,580 resulting in accumulated net unrealized depreciation on investments of $6,431,322 which consists of $21,948,976 gross unrealized appreciation and $28,380,298 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales. The tax basis of investments for 2012 will not be finalized by the Fund until after the fiscal year end.

7.	Due to Broker

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which is maintained in a segregated account held by the Custodian. For the six month period ended June 30, 2012, the Fund’s average interest rate paid on borrowings was 0.58% per annum and the average borrowings outstanding were $46,327,757. The Fund pledges cash in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.

8.	Due from Broker

The cash due from broker (Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options, warrants, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities, and Members’ Capital. Due to the nature of the Fund’s strategy, the Fund’s portfolio consists of a number of relatively illiquid or thinly traded investments having a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Fair value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative contracts serve as components of the Fund’s investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes and other independent profit opportunities. The derivative contracts that the Fund may hold include total return swaps, forward foreign currency exchange contracts and options. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

Swap contracts represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap contract is valued at the swap contract’s settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

Assets, Liabilities and Members’ Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

a.	Total return swaps

The Fund has entered into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the total return swap’s remaining life. The Fund may mitigate this risk by offsetting any payables and/or receivables with collateral held or pledged. The Fund has posted $8,487,199 as collateral at June 30, 2012 in relation to its total return swaps, which is recorded as collateral deposited with broker on swaps on the Statement of Assets, Liabilities and Members’ Capital.

b.	Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward foreign currency exchange contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency exchange contracts at June 30, 2012.

c.	Options

The Fund has purchased and written call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

c.	Options (continued)

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current fair value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current fair value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

Written option activity for the six month period ended June 30, 2012 for the Fund is as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2011	4,930	$897,323
Options written	13,324	2,029,570
Options terminated in closing purchase transactions	(8,776)	(1,467,015)
Options expired prior to exercise	(5,493)	(713,890)

Options outstanding at June 30, 2012	3,985	$745,988

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The following tables set forth the gross fair value of the Fund’s asset and liability derivative instruments by risk type held at June 30, 2012 and their location on the Statement of Assets, Liabilities and Members’ Capital as well as the gains and losses from derivative instruments for the six month period ended June 30, 2012 on the Statement of Operations.

Fair Value of Derivative Instruments

As of June 30, 2012

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives		Liabilities Derivatives
In thousands of dollars	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value	Statement of Assets, Liabilities and Members’ Capital Location	Fair Value
Equity contracts / options and warrants	Investments in securities, at fair value	$1,688	Options written, at fair value	$573
Equity contracts / swaps	Unrealized appreciation on swaps	$179	Unrealized depreciation on swaps	$91
Total		$1,867		$664

The Effect of Derivative Instruments on the Statement of Operations

Six month period ended June 30, 2012

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Realized Gain or (Loss) Recognized in Income on Derivatives	Amount of Unrealized Gain or (Loss) Recognized in Income of Derivatives
In thousands of dollars
Equity contracts / options and warrants	Net realized gain/(loss) from investments in securities and written options / net change in unrealized appreciation/depreciation on investments in securities and written options	$(117)	$229
Equity contracts / swaps	Net realized gain/(loss) from swaps / net change in unrealized appreciation/depreciation on swaps	(2,385)	1,846
Total		$(2,502)	$2,075

UBS Eucalyptus Fund, L.L.C.

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The average quarterly net notional amount for equity swaps and average quarterly number of contracts for written options and purchased options were $(9,980,151), (4,192) and 3,589, respectively, during the six month period ended June 30, 2012. The average quarterly fair value of warrants was $687,799 during the six month period ended June 30, 2012.

10.	Indemnification and Financial Guarantees

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At June 30, 2012, the Fund had maximum payout amounts of approximately $12,052,250 relating to written put option contracts, which expire between one and seven months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The fair value of written put option contracts as of June 30, 2012 is $257,585 and is included as a liability in written options, at fair value on the Statement of Assets, Liabilities and Members’ Capital.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments

(Unaudited)

June 30, 2012

	INVESTMENTS IN SECURITIES (130.46%)
Par ($)		Fair Value
	CORPORATE BONDS (3.79%)
	MEDICAL - BIOMEDICAL/GENETICS (1.08%)
600,000	Incyte Corp. Ltd., 4.75%, 10/01/15 (a)	$1,588,928
56,086	Qhp Royalty Sub LLC, 10.25%, 03/15/15	56,729

		1,645,657

	MEDICAL - DRUGS (2.71%)
1,225,000	KV Pharmaceutical Co., 12.00%, 03/15/15 (a)	382,813
394,328	Rotavax Royalty Sub LLC, 5.50%, 10/15/14 *,(a)	354,895
1,345,280	RS Royalty Sub Lyrica LLC, 11.00%, 05/01/19	1,352,006
2,000,000	Sanofi, 1.20%, 09/30/14 – (France) (a), (b)	2,025,567

		4,115,281

	TOTAL CORPORATE BONDS (Cost $5,665,195)	5,760,938

Shares
	COMMON STOCK (125.56%)
	DIAGNOSTIC EQUIPMENT (1.85%)
600,000	Affymetrix, Inc. *,(a)	2,814,001

	DIAGNOSTIC KITS (2.51%)
340,000	OraSure Technologies, Inc. *,(a)	3,821,600

	DISPOSABLE MEDICAL EQUIPMENT (1.91%)
2,630,000	Shandong Weigao Group Medical Polymer Co., Ltd. – (China) (b)	2,895,524

	DRUG DELIVERY SYSTEMS (1.82%)
761,300	Antares Pharma, Inc. *,(a)	2,771,132

	INSTRUMENTS - SCIENTIFIC (3.00%)
51,000	Fluidigm Corp. *,(a)	767,040
73,000	Thermo Fisher Scientific, Inc. (a)	3,789,430

		4,556,470

	MEDICAL - BIOMEDICAL/GENETICS (31.17%)
205,000	3SBio, Inc. *,(a), (c)	2,798,250
216,000	Affymax, Inc. *,(a)	2,782,080
101,800	Arena Pharmaceuticals Inc. *	1,015,964
42,000	Ariad Pharmaceuticals, Inc. *,(a)	722,820
191,000	Bavarian Nordic A/S – (Denmark) *,(a), (b)	1,620,413
42,000	Biogen Idec, Inc. *,(a)	6,063,960
274,000	Celsion Corp. *	841,180
339,000	Dendreon Corp. *,(a)	2,508,600
214,000	Exact Sciences Corp. *,(a)	2,294,080
133,000	Gilead Sciences, Inc. *,(a)	6,820,240
97,500	Illumina, Inc. *,(a)	3,938,025
156,800	Immunogen Inc. *,(a)	2,631,104
133,400	Incyte Corp., Ltd. *,(a)	3,028,180
88,000	Life Technologies Corp. *,(a)	3,959,120
13,400	Newron Pharmaceuticals SpA – (Italy) *,(b)	60,877
67,000	NPS Pharmaceuticals, Inc. *,(a)	576,870
145,000	Oncothyreon, Inc. *	678,600
20,000	Regeneron Pharmaceuticals, Inc. *,(a)	2,284,400

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL - BIOMEDICAL/GENETICS (CONTINUED)
370,000	Sequenom, Inc. *,(a)	$1,502,200
417,200	XOMA Corp. *	1,251,600

		47,378,563

	MEDICAL - DRUGS (40.62%)
138,000	Actelion, Ltd. – (Switzerland) (a), (b)	5,671,632
26,000	Allergan, Inc. (a)	2,406,820
576,300	Array BioPharma, Inc. *,(a)	1,999,761
155,000	Auxilium Pharmaceuticals, Inc. *,(a)	4,167,950
193,000	Bristol-Myers Squibb Co. (a)	6,938,350
224,400	Elan Corp. PLC *,(a), (c)	3,273,996
176,000	Endocyte, Inc. *,(a)	1,446,720
19,000	Hi-Tech Pharmacal Co, Inc. *,(a)	615,600
71,000	Idenix Pharmaceuticals Inc. *,(a)	731,300
116,000	Map Pharmaceuticals, Inc. *,(a)	1,737,680
38,300	Medivir AB – (Sweden) *,(a), (b)	367,607
502,000	Mitsubishi Tanabe Pharma Corp. – (Japan) (a), (b)	7,203,843
102,000	Nichi-iko Pharmaceutical Co., Ltd. – (Japan) (a), (b)	2,244,811
41,000	Ono Pharmaceutical Co., Ltd. – (Japan) (a), (b)	2,569,265
295,000	Pernix Therapeutics Holdings *,(a)	2,150,550
259,100	Pfizer, Inc. (a)	5,959,300
38,000	Roche Holding AG – (Switzerland) (a), (b)	6,568,198
605,775	Skyepharma PLC – (United Kingdom) *,(b)	750,604
2,235,300	United Laboratories Ltd/The – (Cayman Islands) (b)	925,027
141,000	Vivus, Inc. *,(a)	4,024,140

		61,753,154

	MEDICAL - GENERIC DRUGS (10.00%)
140,000	Impax Laboratories, Inc. *,(a)	2,837,800
105,600	Nippon Chemiphar Co., Ltd. – (Japan) (a), (b)	565,128
34,000	Sawai Pharmaceutical Co., Ltd. – (Japan) (a), (b)	3,656,127
45,000	Towa Pharmaceutical Co., Ltd. – (Japan) (a), (b)	2,518,193
76,000	Watson Pharmaceuticals, Inc. *,(a)	5,623,240

		15,200,488

	MEDICAL - HMO (8.65%)
56,000	CIGNA Corp. (a)	2,464,000
43,000	Humana, Inc. (a)	3,329,920
57,000	United Health Group, Inc. (a)	3,334,500
63,000	Wellpoint, Inc. (a)	4,018,770

		13,147,190

	MEDICAL INSTRUMENTS (1.39%)
168,800	Natus Medical, Inc. *,(a)	1,961,456
49,200	Solta Medical, Inc. *	144,156

		2,105,612

	MEDICAL PRODUCTS (4.64%)
60,000	Baxter International Inc. (a)	3,189,000

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Shares		Fair Value
	COMMON STOCK (CONTINUED)
	MEDICAL PRODUCTS (CONTINUED)
2,520,000	Biosensors International Group Ltd. – (Bermuda) *,(b)	$2,257,816
37,000	Syneron Medical, Ltd. – (Israel) *,(a), (b)	384,060
267,000	Uroplasty, Inc. *,(a)	1,225,530

		7,056,406

	PATIENT MONITORING EQUIPMENT (0.53%)
36,000	Masimo Corporation *,(a)	805,680

	PHARMACY SERVICES (3.01%)
82,000	Express Scripts Holding Co. *,(a)	4,578,060

	THERAPEUTICS (14.46%)
63,000	Algeta ASA – (Norway) *,(b)	1,801,679
102,000	Biomarin Pharmaceutical, Inc. *,(a)	4,037,160
1,320,200	China Shineway Pharmaceutical Group Ltd. – (Cayman Islands) (b)	1,896,001
260,000	Neurocrine Biosciences, Inc. *,(a)	2,056,600
70,900	Onyx Pharmaceuticals, Inc. *,(a)	4,711,305
59,000	Questcor Pharmaceuticals, Inc. *,(a)	3,141,160
242,000	Warner Chilcott PLC – (Ireland) *,(a), (b)	4,336,640

		21,980,545

	TOTAL COMMON STOCK (Cost $175,253,566)	190,864,425

	WARRANTS (0.65%)
	MEDICAL - BIOMEDICAL/GENETICS (0.65%)
24,300	Alexza Pharmaceuticals, Inc., $27.70, 10/05/2016 *	15,795
137,000	Celsion Corp., $2.36, 12/01/2016 *	179,470
2,181	Novelos Therapeutics, Inc., $0.11, 07/27/15 *	218
150,000	Talon Therapeutics, Inc., $0.01, 10/07/16 *	171,000
62,500	Talon Therapeutics, Inc., $0.60, 10/07/16 *	50,000
325,000	XOMA Corp., $1.76, 01/01/14 *	565,500

		981,983

	TOTAL WARRANTS (Cost $359,720)	981,983

Number of Contracts
	PURCHASED OPTIONS (0.46%)
	HEALTH & BIOTECHNOLOGY (0.01%)
240	Health Care Select Sector SPDR Fund, 08/18/12 $36.00 Put *	5,040
120	iShares Nasdaq Biotechnology Index Fund, 07/21/12 $119.00 Put *	4,560

		9,600

	MEDICAL - BIOMEDICAL/GENETICS (0.05%)
80	Arena Pharmaceuticals Inc, 07/21/12 $9.00 Put *	3,360
85	Exact Sciences Corp, 10/20/12 $10.00 Put *	7,650
85	Exact Sciences Corp, 10/20/12 $12.00 Call *	6,630
170	Illumina Inc, 12/22/12 $45.00 Call *	34,000
260	Incyte Corp Ltd, 09/22/12 $25.00 Call *	33,800

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Number of Contracts		Fair Value
	PURCHASED OPTIONS (CONTINUED)
	MEDICAL - BIOMEDICAL/GENETICS (CONTINUED)
265	Vertex Pharmaceuticals Inc, 07/21/12 $34.00 Put *	$1,325

		86,765

	MEDICAL - DRUGS (0.16%)
460	Bristol-Myers Squibb Co., 01/19/13 $35.00 Call *	84,180
160	Elan Corp PLC, 10/20/12 $17.00 Call *	36,000
505	Eli Lilly & Co., 07/21/12 $42.00 Call *	52,520
130	Vivus Inc, 09/22/12 $27.00 Call *	70,850

		243,550

	MEDICAL - GENERIC DRUGS (0.01%)
80	Watson Pharmaceuticals Inc, 08/18/12 $75.00 Call *	17,200

	MEDICAL PRODUCTS (0.01%)
120	Hospira Inc, 07/21/12 $35.00 Put *	9,600

	PHARMACY SERVICES (0.20%)
350	Express Scripts Holding Co, 01/19/13 $65.00 Call *	309,750

	THERAPEUTICS (0.02%)
245	Warner Chilcott PLC, 08/18/12 $19.00 Call – (Ireland) *,(b)	29,400

	TOTAL PURCHASED OPTIONS (Cost $860,309)	705,865

	TOTAL INVESTMENTS IN SECURITIES (Cost $182,138,790)	198,313,211

Shares
	SECURITIES SOLD, NOT YET PURCHASED ((49.21)%)
	COMMON STOCK SOLD, NOT YET PURCHASED ((49.21)%)
	DIAGNOSTIC EQUIPMENT ((0.88)%)
(30,000)	Cepheid, Inc. *	(1,342,500)

	DIAGNOSTIC KITS ((2.00)%)
(30,000)	DiaSorin SpA – (Italy) (b)	(874,504)
(138,000)	Quidel Corp. *	(2,163,840)

		(3,038,344)

	DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES ((0.72)%)
(18,000)	Chemed Corp.	(1,087,920)

	FILTRATION/SEPARATE PRODUCTS ((1.01)%)
(28,000)	Pall Corp.	(1,534,680)

	INSTRUMENTS - SCIENTIFIC ((1.94)%)
(28,000)	PerkinElmer Inc	(722,400)
(28,000)	Waters Corp. *	(2,225,160)

		(2,947,560)

	MEDICAL - BIOMEDICAL/GENETICS ((9.88)%)
(109,700)	Alnylam Pharmaceuticals, Inc. *	(1,280,199)
(53,000)	Amgen, Inc.	(3,871,120)
(175,000)	Arena Pharmaceuticals, Inc. *	(1,746,500)

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Shares		Fair Value
	COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
	MEDICAL - BIOMEDICAL/GENETICS (CONTINUED)
(116,000)	Arqule, Inc. *	$(687,880)
(65,200)	Aveo Pharmaceuticals, Inc. *	(792,832)
(38,000)	Intermune, Inc. *	(454,100)
(192,000)	Mesoblast, Ltd. – (Australia) *,(b)	(1,218,254)
(96,000)	Myriad Genetics, Inc. *	(2,281,920)
(90,800)	Prolatix Biotherapeutics, Inc. *	(520,284)
(85,000)	Seattle Genetics, Inc. *	(2,158,150)

		(15,011,239)

	MEDICAL - DRUGS ((13.37)%)
(103,800)	Almirall SA – (Spain) (b)	(745,578)
(46,000)	AstraZeneca PLC – (United Kingdom) (b)	(2,058,409)
(69,000)	Dainippon Sumitomo Pharma Co., Ltd. – (Japan) (b)	(701,334)
(33,000)	Eisai Co., Ltd. – (Japan) (b)	(1,443,426)
(73,000)	Eli Lilly and Company	(3,132,430)
(130,000)	GlaxoSmithKline PLC – (United Kingdom) (b)	(2,950,421)
(44,500)	Sagent Pharmaceuticals, Inc. *	(804,560)
(187,000)	Sciclone Pharmaceuticals Inc. *	(1,310,870)
(18,300)	Taisho Pharmaceutical Holdings Co. Ltd. – (Japan) (b)	(1,538,965)
(61,000)	Takeda Pharmaceutical Co., Ltd. – (Japan) (b)	(2,763,715)
(26,000)	UCB SA – (Belgium) (b)	(1,314,535)
(156,000)	Xenoport, Inc. *	(942,240)
(45,700)	Zealand Pharma A/S – (Denmark) *,(b)	(624,083)

		(20,330,566)

	MEDICAL - GENERIC DRUGS ((0.70)%)
(50,000)	Mylan Laboratories, Inc. *	(1,068,500)

	MEDICAL - WHOLESALE DRUG DISTRIBUTION ((0.93)%)
(36,000)	AmerisourceBergen Corp.	(1,416,600)

	MEDICAL INSTRUMENTS ((2.70)%)
(41,100)	Bruker Corporation *	(547,041)
(49,800)	Getinge AB – (Sweden) (b)	(1,233,744)
(39,000)	Medtronic, Inc.	(1,510,470)
(11,000)	Techne Corp.	(816,200)

		(4,107,455)

	MEDICAL LABS & TESTING SERVICES ((1.97)%)
(11,100)	Eurofins Scientific – (France) (b)	(1,376,249)
(27,000)	Quest Diagnostics Inc.	(1,617,300)

		(2,993,549)

	MEDICAL PRODUCTS ((10.31)%)
(41,000)	Becton, Dickinson and Company	(3,064,750)
(28,000)	Covidien PLC – (Ireland) (b)	(1,498,000)
(101,000)	Hospira, Inc. *	(3,532,980)
(66,000)	Johnson & Johnson	(4,458,960)
(87,400)	Luminex Corp. *	(2,140,426)

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Shares		Fair Value
	COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
	MEDICAL PRODUCTS (CONTINUED)
(16,000)	Varian Medical Systems, Inc. *	$(972,320)

		(15,667,436)

	OPTICAL SUPPLIES ((1.04)%)
(17,000)	Essilor International SA – (France) (b)	(1,581,366)

	THERAPEUTICS ((1.76)%)
(39,300)	Osiris Therapeutics, Inc. *	(431,121)
(27,300)	Pharmacyclics, Inc. *	(1,490,853)
(27,800)	Thrombogenics NV – (Belgium) *,(b)	(751,456)

		(2,673,430)

	TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Proceeds of
	Sales $(68,330,287))	(74,801,145)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds of Sales

	$(68,330,287))	(74,801,145)
Number of Contracts
	DERIVATIVE CONTRACTS ((0.32)%)
	WRITTEN OPTIONS ((0.38)%)
	HEALTH & BIOTECHNOLOGY ((0.05)%)
(120)	iShares Nasdaq Biotechnology Index Fund, 07/21/12 $110.00 Put *	(3,000)
(120)	iShares Nasdaq Biotechnology Index Fund, 07/21/12 $125.00 Call *	(74,400)

		(77,400)

	MEDICAL - BIOMEDICAL/GENETICS ((0.09)%)
(200)	Amgen Inc, 01/19/13 $57.50 Put *	(27,000)
(130)	Dendreon Corp, 08/18/12 $6.00 Put *	(5,460)
(90)	Dendreon Corp, 07/21/12 $7.00 Put *	(2,610)
(150)	Illumina Inc, 12/22/12 $55.00 Call *	(7,500)
(170)	Illumina Inc, 09/22/12 $39.00 Put *	(51,000)
(245)	Incyte Corp Ltd, 09/22/12 $20.00 Put *	(33,075)
(155)	Vertex Pharmaceuticals Inc, 07/21/12 $32.00 Put *	(2,325)

		(128,970)

	MEDICAL - DRUGS ((0.02)%)
(460)	Bristol-Myers Squibb Co., 01/19/13 $27.50 Put *	(17,480)
(160)	Elan Corp PLC, 07/21/12 $17.00 Call *	(4,000)
(505)	Eli Lilly & Co., 07/21/12 $33.00 Put *	(1,515)

		(22,995)

	MEDICAL - GENERIC DRUGS ((0.04)%)
(215)	Impax Laboratories Inc, 07/21/12 $22.50 Put *	(59,125)
(80)	Watson Pharmaceuticals Inc, 07/21/12 $70.00 Put *	(3,120)
(80)	Watson Pharmaceuticals Inc, 08/18/12 $65.00 Put *	(3,200)

		(65,445)

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

Number of Contracts		Fair Value
	WRITTEN OPTIONS (CONTINUED)
	PHARMACY SERVICES ((0.16)%)
(350)	Express Scripts Holding Co, 01/19/13 $55.00 Put *	$(11,550)
(350)	Express Scripts Holding Co, 01/19/13 $70.00 Call *	(229,250)

		(240,800)

	THERAPEUTICS ((0.02)%)
(40)	Onyx Pharmaceuticals Inc, 07/21/12 $65.00 Put*	(6,600)
(120)	Onyx Pharmaceuticals Inc, 07/21/12 $60.00 Put*	(4,800)
(245)	Warner Chilcott PLC, 08/18/12 $16.00 Put – (Ireland) *,(b)	(25,725)

		(37,125)

	TOTAL WRITTEN OPTIONS (Premiums $(745,988))	(572,735)

Notional Amount ($)
	SWAPS (0.06%)
6,276,170	Equity Swap, long exposure	178,724
(21,108,463)	Equity Swap, short exposure	(90,075)

	TOTAL SWAPS	88,649

	TOTAL DERIVATIVE CONTRACTS (Premiums $(745,988))	(484,086)

TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET PURCHASED AND DERIVATIVE CONTRACTS _ 80.93%		123,027,980

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES _ 19.07%		28,982,865

TOTAL MEMBERS’ CAPITAL _ 100.00%		$152,010,845

Percentages shown represent a percentage of members’ capital as of June 30, 2012.

*	Non-income producing security.
(a)	Partially or wholly held ($182,608,874 total fair value) in a pledged account by the Custodian as collateral.
(b)	Foreign security.
(c)	American Depository Receipt.

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

DERIVATIVE CONTRACTS

EQUITY SWAPS

UBS Eucalyptus Fund, L.L.C. had the following open equity swaps as of June 30, 2012:

Notional Amount	Shares	Maturity Date	Description	Unrealized Appreciation (Depreciation)
Buy $2,764,055	30,200	10/1/2012	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 50 bps.	$7,400

Buy $861,652	10,000	10/16/2012	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 25 bps.	$56,739

Buy $803,857	8,900	3/7/2013	Agreement with Goldman Sachs & Co., to pay the total return of the Orbimed Emerging Markets Healthcare Index in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 65 bps.	$9,978

Buy $93,898	20,849	8/3/2012	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$290

Buy $23,368	5,084	8/13/2012	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$(400)

Buy $235,301	52,551	8/30/2012	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$2,105

Buy $19,614	5,060	3/11/2013	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$3,246

Buy $29,595	7,810	3/29/2013	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$5,688

Buy $89,505	22,550	5/27/2013	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$12,368

Buy $492,367	114,180	6/20/2013	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$23,455

Buy $214,515	47,436	6/24/2013	Agreement with Goldman Sachs & Co., to pay the total return of Jiangsu Hengrui Medicine Co., Ltd.	$(217)

Buy $293,095	46,400	10/10/2012	Agreement with Goldman Sachs & Co., to pay the total return of Tianjin Tasly Pharmaceutical Co., Ltd.	$26,114

Buy $138,305	21,700	10/11/2012	Agreement with Goldman Sachs & Co., to pay the total return of Tianjin Tasly Pharmaceutical Co., Ltd.	$10,981

Buy $142,470	22,000	10/12/2012	Agreement with Goldman Sachs & Co., to pay the total return of Tianjin Tasly Pharmaceutical Co., Ltd.	$8,879

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

DERIVATIVE CONTRACTS (CONTINUED)

EQUITY SWAPS (CONTINUED)

Notional Amount	Shares	Maturity Date	Description	Unrealized Appreciation (Depreciation)

Buy $74,573	35,667	6/13/2013	Agreement with Goldman Sachs & Co., to pay the total return of Kangmei Pharmaceutical Co., Ltd.	$12,098

Sell $(17,351,179)	(141,700)	7/29/2013	Agreement with Goldman Sachs & Co., to sell the total return of the Orbimed Custom Index Modified Short Hedge in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 80 bps.	$(24,075)

Sell $(3,757,284)	(32,700)	7/29/2013	Agreement with Goldman Sachs & Co., to sell the total return of the Goldman Sachs Custom Device Basket in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.	$(66,000)

				$88,649

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

ASSETS TABLE

Description	Total Fair Value at June 30, 2012	Level 1	Level 2	Level 3
Investments in Securities
Corporate Bonds
Medical – Biomedical/Genetics	$1,645,657	$—	$1,588,928	$56,729
Medical – Drugs	4,115,281	—	2,025,567	2,089,714

Total Corporate Bonds	5,760,938	—	3,614,495	2,146,443

Common Stock
Diagnostic Equipment	2,814,001	2,814,001	—	—
Diagnostic Kits	3,821,600	3,821,600	—	—
Disposable Medical Equipment	2,895,524	2,895,524	—	—
Drug Delivery Systems	2,771,132	2,771,132	—	—
Instruments – Scientific	4,556,470	4,556,470	—	—
Medical – Biomedical/Genetics	47,378,563	46,537,383	841,180	—
Medical – Drugs	61,753,154	61,753,154	—	—
Medical – Generic Drugs	15,200,488	15,200,488	—	—
Medical – HMO	13,147,190	13,147,190	—	—
Medical Instruments	2,105,612	2,105,612	—	—
Medical Products	7,056,406	7,056,406	—	—
Patient Monitoring Equipment	805,680	805,680	—	—
Pharmacy Services	4,578,060	4,578,060	—	—
Therapeutics	21,980,545	21,980,545	—	—

Total Common Stock	190,864,425	190,023,245	841,180	—

Warrants
Medical – Biomedical/Genetics	981,983	—	—	981,983

Total Warrants	981,983	—	—	981,983

Purchased Options
Health & Biotechnology	9,600	9,600	—	—
Medical – Biomedical/Genetics	86,765	86,765	—	—
Medical – Drugs	243,550	243,550	—	—
Medical – Generic Drugs	17,200	17,200	—	—
Medical Products	9,600	9,600	—	—
Pharmacy Services	309,750	309,750	—	—
Therapeutics	29,400	29,400	—	—

Total Purchased Options	705,865	705,865	—	—

Total Investments in Securities	$198,313,211	$190,729,110	$4,455,675	$3,128,426

Derivative Contracts
Swaps	179,341	—	179,341	—

Total Derivative Contracts	$179,341	$—	$179,341	$—

Total Assets	$198,492,552	$190,729,110	$4,635,016	$3,128,426

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

LIABILITIES TABLE

Description	Total Fair Value at June 30, 2012	Level 1	Level 2	Level 3
Securities Sold, Not Yet Purchased
Common Stock Sold, Not Yet Purchased
Diagnostic Equipment	$(1,342,500)	$(1,342,500)	$—	$—
Diagnostic Kits	(3,038,344)	(3,038,344)	—	—
Diversified Operations/Commercial Services	(1,087,920)	(1,087,920)	—	—
Filtration/Separate Products	(1,534,680)	(1,534,680)	—	—
Instruments – Scientific	(2,947,560)	(2,947,560)	—	—
Medical – Biomedical/Genetics	(15,011,239)	(15,011,239)	—	—
Medical – Drugs	(20,330,566)	(20,330,566)	—	—
Medical – Generic Drugs	(1,068,500)	(1,068,500)	—	—
Medical – Wholesale Drug Distribution	(1,416,600)	(1,416,600)	—	—
Medical Instruments	(4,107,455)	(4,107,455)	—	—
Medical Labs & Testing Services	(2,993,549)	(2,993,549)	—	—
Medical Products	(15,667,436)	(15,667,436)	—	—
Optical Supplies	(1,581,366)	(1,581,366)	—	—
Therapeutics	(2,673,430)	(2,673,430)	—	—

Total Common Stock Sold, Not Yet Purchased	(74,801,145)	(74,801,145)	—	—

Total Securities Sold, Not Yet Purchased	$(74,801,145)	$(74,801,145)	$—	$—

Derivative Contracts
Written Options
Health & Biotechnology	(77,400)	(77,400)	—	—
Medical – Biomedical/Genetics	(128,970)	(128,970)	—	—
Medical – Drugs	(22,995)	(22,995)	—	—
Medical – Generic Drugs	(65,445)	(65,445)	—	—
Pharmacy Services	(240,800)	(240,800)	—	—
Therapeutics	(37,125)	(37,125)	—	—

Total Written Options	(572,735)	(572,735)	—	—

Swaps	(90,692)	—	(90,692)	—

Total Derivative Contracts	$(663,427)	$(572,735)	$(90,692)	$—

Total Liabilities	$(75,464,572)	$(75,373,880)	$(90,692)	$—

UBS Eucalyptus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011	Accrued discounts/ premiums	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	(Sales/ paydowns)	Transfers in and/or out of Level 3 *	Balance as of June 30, 2012
Investments in Securities
Corporate Bonds
Medical – Biomedical/Genetics	$1,358,207	$252	$—	$452,624	$8,800	$(174,226)	$(1,588,928)	$56,729
Medical – Drugs	6,405,265	(12,420)	19,510	(410,674)	—	(1,886,400)	(2,025,567)	2,089,714

Total Corporate Bonds	7,763,472	(12,168)	19,510	41,950	8,800	(2,060,626)	(3,614,495)	2,146,443
Warrants
Medical – Biomedical/Genetics	—	—	—	—	—	—	981,983	981,983

Total Corporate Bonds	—	—	—	—	—	—	981,983	981,983

Ending Balance	$7,763,472	$(12,168)	$19,510	$41,950	$8,800	$(2,060,626)	$(2,632,512)	$3,128,426

* The transfers into Level 3 at June 30, 2012 were due to adjustments made to the observable volatility level used to model the warrants and transfers out of Level 3 were due to the greater availability and transparency of broker quotes for certain securities during the period.

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of June 30, 2012 is $195,127 and is included in net change in unrealized appreciation/depreciation on investments in securities on the Statement of Operations.

Investments in Securities – By Country	June 30, 2012 Percentage of Members’ Capital (%)
United States	63.05%
Japan	8.10%
Switzerland	8.05%
China	1.90%
Ireland	1.89%
Cayman Islands	1.86%
Bermuda	1.49%
Norway	1.19%
Denmark	0.66%
Israel	0.25%
Spain	(0.49%)
Italy	(0.54%)
Sweden	(0.57%)
France	(0.61%)
Australia	(0.80%)
Belgium	(1.36%)
United Kingdom	(2.80%)

Investments in Derivative Contracts – By Country	June 30, 2012 Percentage of Members’ Capital (%)
Ireland	(0.02%)
United States	(0.30%)

UBS EUCALYPTUS FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on May 17, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (“UBS A&Q”), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”) of which UBS A&Q is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBS A&Q the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by UBS A&Q to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS A&Q which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (“Comparable Funds”). The Directors noted that there were no funds or accounts managed by the Adviser, UBS A&Q or their affiliates with similar investment objectives, policies and strategies as the Fund. The Directors recognized that certain of the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors observed that the Fund’s year-to-date and three-year performance for the periods ended February 29, 2012 well exceeded the median performance of the Comparable Funds, and that the Fund’s year-to-date performance for the period ended February 29, 2012 approximated the median performance of the S&P 500 Total Return Index.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged to other funds managed by UBS A&Q. The information presented to the Directors showed that the Fund’s management fee was below the median management fee of the Comparable Funds and that the Fund’s incentive fee was equal to the median incentive fee of the Comparable Funds. In comparing the advisory fees being charged to the Fund to the fees being charged to other funds managed by UBS A&Q, the Directors observed that the Fund’s management fee was equal to the lowest management fee charged to the UBS A&Q single-manager funds, and that the Fund’s incentive fee was equal to the incentive fees charged to the other UBS A&Q single-manager funds. In light of the foregoing, the Directors felt that the combination of advisory fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of UBS A&Q both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBS A&Q and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and UBS A&Q were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	UBS Eucalyptus Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	September 5, 2012

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	September 5, 2012

*	Print the name and title of each signing officer under his or her signature.